                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF FLORIDA
                            FT. LAUDERDALE DIVISION


IN RE:              |         CASE NUMBER: 98-20169-BKC-RBR
                    |
          DEBTOR.   |         JUDGE: Raymond B. Ray
                    |         CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORT (BUSINESS)
                                 FOR THE PERIOD
FROM August 30, 1998 TO October 3, 1998 (10-3-98 is fiscal month-end per books)





Comes now the above-named debtor and files its Periodic Financial reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

                                        Paul J. Battista, Esq.
                                        Attorney for Debtor

Debtor's Address and Phone Number:      Attorney's Address and Phone Number:
2CONNECT EXPRESS, INC.                  Kelley, Drye & Warren, LLP
3500 Gateway Drive                      201 S. Biscayne Blvd.
Suite 101                               2400 Miami Center
Pompano Beach, FL 33069                 Miami, FL 33131
(954) 971-3555                          (305) 372-2400




















                                    1 of 16

                      MONTHLY FINANCIAL REPORT FOR BUSINESS
       For the Period Beginning August 30, 1998 and Ending October 3, 1998
                            (fiscal month per books)




Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR
Date of Petition:  January 12, 1998

                                                                                         CUMULATIVE
                                                                     CURRENT MONTH    PETITION TO DATE
                                                                     --------------   ----------------
1. Cash at Beginning of Period                                       $   728,790.65   $   106,714.48
                                                                     --------------   --------------

2. Receipts:
   A. Cash and Credit Card Sales                                             509.12     1,026,357.18
       Less: Cash and Credit Card Refunds                                        --        (1,333.83)
                                                                     ---------------   -------------
       Net Cash and Credit Card Sales                                        509.12     1,025,023.35
                                                                     ---------------   -------------
   B. Collection in Post-petition A/R                                     15,202.94       336,554.13
   C. Collection on Pre-petition A/R                                             --       317,653.45
   D. Other Receipts (Schedule 2A)                                         8,025.31       104,171.94
   E. Deposits From Account Sweeps                                       357,361.78     4,083,769.31
   F. Less Disbursement Sweeps                                          (357,361.78)   (4,082,926.72)
   G. Auction sales-held in bankurptcy atty trust account                  1,193.49       346,725.84
                                                                     ---------------   -------------
3. Total Receipts                                                         24,930.86     2,130,971.30
                                                                     --------------    -------------

                                                                     --------------    -------------
4. Total Cash Available for Operations(1+3)                              753,721.51     2,237,685.78
                                                                     --------------    -------------

5. Disbursements:
   A.  U.S. Trustee Quarterly Fees                                               --         8,750.00
   B.  Net Payroll **                                                     18,399.86       442,456.09
   C.  Payroll Taxes Paid                                                  4,101.32       157,371.18
   D.  Sales and Use Taxes                                                     5.27        47,854.97
   E.  Other Taxes                                                               --               --
   F.  Rent *                                                             23,014.01       181,744.05
   G.  Other Leases (attachment 3)                                           256.18        34,327.68
   H.  Telephone                                                           1,736.92        34,843.77
   I   Utilities                                                             134.72        19,326.31
   J.  Travel and Entertainment                                                  --        30,030.99
   K.  Vehicle Expenses                                                          --               --
   L.  Office Supplies                                                       490.89         6,269.72
   M.  Advertising                                                               --        22,796.89
   N.  Insurance (attachment 7)                                            3,852.21        49,852.57
   O.  Purchases of Fixed Assets                                                 --               --
   P.  Purchases of Inventory                                              1,323.70       116,153.42
   Q.  Manufacturing Supplies                                                    --               --
   R.  Repairs and Maintenance                                                   --         1,604.19
   S.  Payments to Secured Creditors                                             --       281,499.96
   T.  Other Operating Expenses(Schedule 2B)                              17,866.96       120,264.52
                                                                     --------------    -------------
6. Total Cash Disbursements                                               71,182.04     1,555,146.31
                                                                     --------------    -------------

                                                                     --------------    -------------
7. Ending Cash Balance (4-6)                                         $   682,539.47    $  682,539.47
                                                                     ==============    =============




I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.



This 12th day of October, 1998.  Signed:  /s/ Thomas H. Hicks
                                        ---------------------------------------
                                                     Thomas H. Hicks

* 2 months (Sept & Oct): Coral Square store, office, Hancock storage and Stor All record storage.
**    3 pay periods covering six weeks payroll.

Schedule 2A
Monthly Financial Report for Business
For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)
Other Receipts Detail


  Account        Date  Check #             Received From                              Purpose                       Deposit
  -------        ----  -------             -------------                              -------                       -------

op              9/9/98 Deposit          Pacey-Cobra Sept.                          Cobra Payment                   $ 210.29
op              9/2/98 Deposit          Reliance Insurance Company              Insurance Settlement               5,848.68
op              9/8/98 Deposit          Vanliner                                Insurance Settlement                  36.00
op             8/31/98 Deposit          First Union Interest                          Interest                       141.81
op              9/1/98 Deposit          First Union Interest                          Interest                        51.28
op              9/2/98 Deposit          First Union Interest                          Interest                        50.45
op              9/3/98 Deposit          First Union Interest                          Interest                        48.15
op              9/4/98 Deposit          First Union Interest                          Interest                        45.27
op              9/8/98 Deposit          First Union Interest                          Interest                       182.12
op              9/9/98 Deposit          First Union Interest                          Interest                        45.91
op             9/10/98 Deposit          First Union Interest                          Interest                        46.71
op             9/11/98 Deposit          First Union Interest                          Interest                        48.75
op             9/14/98 Deposit          First Union Interest                          Interest                       134.55
op             9/15/98 Deposit          First Union Interest                          Interest                        46.54
op             9/16/98 Deposit          First Union Interest                          Interest                        47.44
op             9/17/98 Deposit          First Union Interest                          Interest                        45.25
op             9/18/98 Deposit          First Union Interest                          Interest                        44.50
op             9/21/98 Deposit          First Union Interest                          Interest                       131.28
op             9/22/98 Deposit          First Union Interest                          Interest                        43.63
op             9/23/98 Deposit          First Union Interest                          Interest                        42.92
op             9/24/98 Deposit          First Union Interest                          Interest                        43.60
op             9/25/98 Deposit          First Union Interest                          Interest                        43.11
op             9/28/98 Deposit          First Union Interest                          Interest                       125.86
op             9/29/98 Deposit          First Union Interest                          Interest                        43.69
op             9/30/98 Deposit          First Union Interest                          Interest                        43.72
op             10/1/98 Deposit          First Union Interest                          Interest                        45.30
op             10/2/98 Deposit          First Union Interest                          Interest                        44.76
op             10/2/98 Deposit          BellSouth Refund                           Utility Refund                    343.74
                                                                                                                 ----------
                                                                                                                 $ 8,025.31
                                                                                                                 ==========

Schedule 2B
Monthly Financial Report for Business
For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)
Other Operating Expenses Detail

Account         Date  Check #           Payee                                   Purpose                          Withdrawl
-------         ----  -------           -----                                   -------                          ---------
op            8/31/98 013009      Worldwide Express                     Freight                                $    14.90
op            8/31/98 013014      Coll Davidson Carter                  Legal (approved by court)               15,583.11
op             9/3/98 Debit       Merchant Fee                          Credit Card Processing                      39.95
op             9/3/98 Debit       Merchant Fee                          Credit Card Processing                      15.00
op             9/4/98 013018      Worldwide Express                     Freight                                     58.00
op             9/4/98 Debit       Merchant Fee                          Credit Card Processing                      90.00
pay            9/4/98 Debit       ADP Fees                              Payroll Processing                          60.00
op            9/11/98 Debit       Commercial Bank Fees                  Bank Fees                                  449.16
op            9/14/98 013023      Bowne of Atlanta                      Printing                                   305.28
op            9/15/98 013027      Broward County Revenue Collector      Occupational License                        45.00
op            9/14/98 013024      PR Newswire, Inc.                     Press Releases                             135.00
op            9/14/98 013025      Telecheck                             Check Processing                           112.71
op            9/14/98 013026      Worldwide Express                     Freight                                     24.90
pay           9/18/98 Debit       ADP Fees                              Payroll Processing                          61.50
op            9/28/98 013034      American Stock Transfer Co.           Transfer Agent                             500.00
op            9/28/98 013036      Honeywell                             Security                                   111.30
op            9/28/98 013037      PR Newswire, Inc.                     Press Releases                              70.00
op            9/28/98 013038      Worldwide Express                     Freight                                     74.70
op            10/2/98 Debit       Merchant Fee                          Credit Card Processing                      39.95
op            10/2/98 Debit       Merchant Fee                          Credit Card Processing                      15.00
pay           10/2/98 Debit       ADP Fees                              Payroll Processing                          61.50
                                                                                                               ----------
                                                                                                               $17,866.96
                                                                                                               ==========



                                  ATTACHMENT #1

              MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION


Name of Debtor:  2Connect Express, Inc.           Case Number: 98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)



Accounts Receivable at Petition Date:                            $ 375,266.67

Accounts Receivable Reconciliation (Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):



  Beginning of Month Balance:                                    $ 240,160.64
  Plus: Current Month New Billings:                                 21,593.25
  Less: Collections During Month                                   (15,145.94)
           Accounts Written off
                                                                 ------------
  End of Month Balance:                                          $ 246,610.45 *
                                                                 ============


Aging: (show the total amount for each age group of accounts incurred since filing the petition)

     0-30 days        31-60days        61-90days       >90 days         Total

* Sterne, Agee & Leach, Inc. has deposited $175,000 into an escrow account which shall be released to The Debtor upon the effectve date of the bankruptcy, assuming satisfaction of the conditions to that certain agreement between Stern, Agee & Leach, Inc. and The Debtor, dated
  August 27,1998.



                               SEE ATTACHED DETAIL

Attachment #1
2Connect Express, Inc.
Trade Receivables
As of 08-29-98

                                                            Total        1 to 30         31 to 60    61 to 90       over 90
                                                            -----        -------         --------    --------       -------
A/R - Commission
         Bell South Local-Commission                    $ 1,217.50   $         --          $ --     $      --    $ 1,217.50
                                                    ------------------------------------------------------------------------
            Subtotal                                      1,217.50             --            --          0.00      1,217.50
                                                    ------------------------------------------------------------------------

A/R - In-House
         Beepers to Go                                    8,662.00                                   2,960.00      5,702.00
         School Board of Dade County                      3,093.43                                                 3,093.43
         Ingram Retail Services                           1,145.27                                                 1,145.27
                                                    ------------------------------------------------------------------------
            Subtotal                                     12,900.70             --            --      2,960.00      9,940.70
                                                    ------------------------------------------------------------------------


A/R - Activation
         Sprint - Activation                             17,419.17                                                17,419.17
                                                    ------------------------------------------------------------------------
            Subtotal                                     17,419.17             --            --            --     17,419.17
                                                    ------------------------------------------------------------------------

A/R - Coop Advertising
         Cell Star -Coop                                 13,127.00                                                13,127.00
         Ericcson-Coop                                      600.08                                     600.08
         Lucent Tech-Coop                                   176.00                                     176.00
         Panasonic-Coop                                     292.00                                     292.00
         Recoton-Coop                                       281.00                                     281.00
         Smart Talk-Coop                                    640.00                                     640.00
         Uniden-Coop                                        417.00                                     417.00
         Vtech Coop Adv                                   7,255.00                                                 7,255.00
                                                    ------------------------------------------------------------------------
            Subtotal                                     22,788.08             --            --      2,406.08     20,382.00
                                                    ------------------------------------------------------------------------


A/R- Market Development
         Psion NSA                                        2,500.00                                                 2,500.00
                                                    ------------------------------------------------------------------------
            Subtotal                                      2,500.00             --            --            --      2,500.00
                                                    ------------------------------------------------------------------------

A/R - Rebate
         Recoton Rebate                                     144.00                                     144.00
         CellStar Rebate                                  2,971.00                                                 2,971.00
                                                    ------------------------------------------------------------------------
            Subtotal                                      3,115.00             --            --        144.00      2,971.00
                                                    ------------------------------------------------------------------------


A/R - Bobby Allison Cellular Systems of Florida, Inc.
         B Allison Cellular Systems of Florida, Inc.     11,670.00      11,670.00
                                                    ------------------------------------------------------------------------
            Subtotal                                     11,670.00      11,670.00            --            --            --
                                                    ------------------------------------------------------------------------


A/R - Sterne, Agee & Leach
       * Sterne, Agee & Leach                           175,000.00     175,000.00
                                                    ------------------------------------------------------------------------
            Subtotal                                    175,000.00     175,000.00            --             -            --
                                                    ------------------------------------------------------------------------


             Grand Total Accounts Receivable          $ 246,610.45   $ 186,670.00          $ --    $ 5,510.08   $ 54,430.37
                                                    ========================================================================




Note: Statements and Collection letters sent to all parties.
      Kelley Drye & Warren advised to send final collection letters to all except Bobby Allison Cellular Systems of Florida, Inc..

* Sterne, Agee & Leach, Inc. has deposited $175,000 into an escrow account which shall be released to The Debtor upon the effectve date of the bankruptcy, assuming satisfaction of the conditions to that certain agreement between Stern, Agee & Leach, Inc. and The Debtor, dated
  August 27,1998.

                                 ATTACHMENT #2

              MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT

Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR


For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)


In the space below list all invoices or bills incurred and not paid since the filing of the petition. Do not include amounts owed prior to filing the petition.


   Date          Days
 Incurred    Outstanding     Vendor       Description               Amount



See Attached Schedule: "Period Cutoff Aged AP - Historical Detail Aged by Due Date"




            ACCOUNTS PAYABLE RECONCILIATION (Post Petition Only):

Opening Balance (total from prior report)                  $ 186,700.23
Plus: New Indebtedness Incurred This Month                    23,016.76
Less: Amount Paid on Total Accounts Payable                   47,848.80
                                                           ------------
Ending Month Balance                                       $ 161,868.19
                                                           ============



SECURED: List status of payments to Secured Creditors and Lessors (Post-Petition
Only):

  Secured             Date               Number of Post       Total Amount of
 Creditor/           Payment   Payment  Petition Payments      Post-petition
  Lessor               Due     Amount      Delinquent       Payments Delinquent
  ------             -------   ------   -----------------   -------------------

  None

                             2Connect Express, Inc.
       Period Cutoff Aged AP (03.681. - Historical Detail Aged by Due Date
                        Period: 08-99 Aging Date: 10/3/98


--------------------------------------------------------------------------------------
Vendor/    Name/                        Vendor   Status/    Disc    Due      Pay
Doc Type   Ref Nbr Inv Nbr             Inv Date Doc Status  Date    Date     Date
--------------------------------------------------------------------------------------
4000RENAIS Renaissance Partners, LC       0
CK         013048 005159                           C
VO         005165 100898                  10/8/98  A       10/8/98  10/8/98   10/8/98
                                                                    Vendor Total
4000STORAL Stor All                       O
CK         013032 005154                           C
                                                                    Vendor Total
4001CORALC Coral CS/Ltd. Associates       O
CK         013033 005151                           C
                                                                    Vendor Total
5000BOWNE  Bowne of Atlanta               O
VO         005139 1-98080510-0            9/15/98  A       9/25/98  10/15/98  9/25/98
VO         005160 1-98090011-0            9/25/98  A       10/5/98  10/25/98  10/5/98
VO         005162 1-98090049-0            9/28/98  A       10/8/98  10/28/98  10/8/98
                                                                    Vendor Total
5000HONEYW Honeywell                      O
CK         013036 005152                           C
                                                                    Vendor Total
5000TELECH Telecheck                      O
VO         005171 j803295305              9/30/98  A       9/30/98  9/30/98   9/30/98
                                                                    Vendor Total
5000WORLDW Worldwide Express              O
VO         005161 426352                  9/23/98  A       9/23/98  10/8/98   10/8/98
VO         005164 430475                  9/30/98  A       9/30/98  10/15/98  10/15/98
                                                                    Vendor Total
5500BELLSO BellSouth                      O
VO         005163 954V134335504           9/20/98  A       9/20/98  10/20/98  10/20/98
                                                                    Vendor Total
5500FPL    Florida Power & Light          O
VO         005141 71563-09556             9/17/98  A       9/17/98  10/8/98   10/8/98
                                                                    Vendor Total
6500EMPLOY Employer's Health Insurance    O
CK         013043 005156                           C
                                                                    Vendor Total
6500FORTIS Fortis Life Insurance          O
CK         013044 005157                           C
                                                                    Vendor Total
6500HUMANA Humana Health Insurance        O
CK         013045 005155                           C
                                                                    Vendor Total
6500KEMPER Kemper Insurance Companies     O



------------------------------------------------------------------------------------------------------------------
Vendor/    Name/                                            Days Past Due
Doc Type   Ref Nbr Inv Nbr             Current    1 To 30      31 To 60     61 To 90       Over 90      Balance
------------------------------------------------------------------------------------------------------------------
4000RENAIS Renaissance Partners, LC
CK         013048 005159               (1,023.98)                                                     (1,023.98)
VO         005165 100898                  169.68       --           --           --            --        169.68
                                         (854.30)      --           --           --            --       (854.30)
4000STORAL Stor All
CK         013032 005154                 (118.72)                                                       (118.72)
                                         (118.72)      --           --           --            --       (118.72)
4001CORALC Coral CS/Ltd. Associates
CK         013033 005151               (7,376.34)                                                     (7,376.34)
                                       (7,376.34)      --           --           --            --     (7,376.34)
5000BOWNE  Bowne of Atlanta
VO         005139 1-98080510-0            480.18       --           --           --            --        480.18
VO         005160 1-98090011-0          1,221.12       --           --           --            --      1,221.12
VO         005162 1-98090049-0            465.34       --           --           --            --        465.34
                                        2,166.64       --           --           --            --      2,166.64
5000HONEYW Honeywell
CK         013036 005152                 (111.30)                                                       (111.30)
                                         (111.30)      --           --           --            --       (111.30)
5000TELECH Telecheck
VO         005171 j803295305                  --    36.05           --           --            --         36.05
                                              --    36.05           --           --            --         36.05
5000WORLDW Worldwide Express
VO         005161 426352                   72.00       --           --           --            --         72.00
VO         005164 430475                   23.90       --           --           --            --         23.90
                                           95.90       --           --           --            --         95.90
5500BELLSO BellSouth
VO         005163 954V134335504           458.74       --           --           --            --        458.74
                                          458.74       --           --           --            --        458.74
5500FPL    Florida Power & Light
VO         005141 71563-09556             624.92       --           --           --            --        624.92
                                          624.92       --           --           --            --        624.92
6500EMPLOY Employer's Health Insurance
CK         013043 005156                  (52.34)                                                        (52.34)
                                          (52.34)      --           --           --            --        (52.34)
6500FORTIS Fortis Life Insurance
CK         013044 005157                  (13.60)                                                        (13.60)
                                          (13.60)      --           --           --            --        (13.60)
6500HUMANA Humana Health Insurance
CK         013045 005155                 (415.08)                                                       (415.08)
                                         (415.08)      --           --           --            --       (415.08)
6500KEMPER Kemper Insurance Companies
AD         004970 3BG0159400                  --       --           --           --     (2,187.00)    (2,187.00)
AD         005028 060198                      --       --           --    (2,677.00)         7.00     (2,677.00)
AD         005030 061998                      --       --           --    (2,641.00)         1.00     (2,641.00)
AD         005031 062998                      --       --           --      (611.00)         1.00       (611.00)
AD         005032 062198                      --       --           --    (9,139.00)         9.00     (9,139.00)
AC         005104 082098                      --       --     1,837.00           --            --      1,837.00
                                              --       --     1,837.00   (17,250.00)         5.00    (15,418.00)
7000PRIMEC PrimeCo
AD         004995 29838                       --       --           --           --        (74.50)       (74.50)
                                              --       --           --       (70.00)         4.50        (74.50)
7000SPRINT Sprint PCS
VO         004489 030598                      --       --           --           --        342.00        342.00
VO         004708 WBE-028087                  --       --           --       680.00          4.00        684.00
                                              --       --           --     1,020.00          6.00      1,026.00
7200ICANEC ICanect
VO         004183 013198                      --       --           --           --        269.34        269.34
                                              --       --           --       260.00          9.34        269.34
7200WEBSTO Web Store
VO         005147 093098                   50.00       --           --           --            --         50.00
                                           50.00       --           --           --            --         50.00
90003COM   3Com Credit Corporation
VO         004578 00008985                    --       --           --           --        208.00        208.00
                                              --       --           --       200.00          8.00        208.00
9000BAKERM Baker & McKenzie
VO         004973 50104273                    --       --           --           --     13,403.85     13,403.85
                                              --       --           --    13,400.00          3.85     13,403.85
9000CITGRO Sensormatic/CIT Group
CK         013047 005153                 (256.18)                                                       (256.18)
                                         (256.18)      --           --           --            --       (256.18)
9000KELLEY Kelley Drye & Warren, LLP
VO         004858 1302933                     --       --           --           --    101,842.14    101,842.14
VO         005026 1307186                     --       --           --    28,327.44            --     28,327.44
VO         005040 070198                      --       --           --           --     21,876.39     21,876.39
VO         005105 081098                      --       --     9,418.14           --            --      9,418.14
                                              --       --     9,418.14    28,327.44    123,718.53    161,464.11
9000KPMG   KPMG Peat Marwick
VO         004357 01821                       --       --           --           --      6,800.00      6,800.00
                                              --       --           --     6,800.00            --      6,800.00
9500BROWAR Broward County Rev. Collector
CK         013027 005083                  (45.00)                                                        (45.00)
                                          (45.00)      --           --           --            --        (45.00)
                                       (5,846.66)   36.05    11,255.14    28,327.44    128,096.22    161,868.19








Note 1 - Negative balances are due to invoices paid in advance of the calendar month the expense is recorded, except for Kemper Insurance which is an Insurance refund that is due to 2Connect.

                                  ATTACHMENT #3
                        INVENTORY AND FIXED ASSETS REPORT


Name of Debtor:   2Connect Express, Inc.        Case Number:  98-20169-BKC-RBR


For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)



INVENTORY REPORT

Inventory Balance at Petition Date:                                     $ 2,191,354
                                                                        ===========

Inventory Reconciliation:
  Inventory Balance at Beginning of Month (Period)                      $        --
  Inventory Purchased During Month (Period)                                      --
  Inventory Used or Sold:                                                        --
  Less Inventory liquidations via court approved auctions                        --
  Less Inventory writedowns to liquidation values                                --
                                                                        -----------
  Inventory On-Hand at End of Month (Period)                            $        --
                                                                        ===========

Method of Costing:  Last Cost

FIXED ASSET REPORT
Fixed Assets Fair Market Value at Petition Date:
(includes Property, Plant and Equipment)                                $ 2,038,164       NBV
                                                                        ===========

Fixed Assets Reconciliation:
  Fixed Asset Book Value at Beginning of Month (Period):                $     1,250
  Less: Adjustment to books recording anticipated sale to BAC                    --
           Depreciation Expense for Period:                                      --
           Court Approved Sales                                              (1,250)
           Adjustment to estimated remaining asset values                        --
  Plus: New Purchases/Additions:                                                 --
                                                                        -----------
  Ending Month (Period) Balance per books:                              $        --
                                                                        ===========


                                  ATTACHMENT #4

                       MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor: 2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)

Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank     BRANCH:  Commercial Banking Broward

ACCOUNT NAME:                      2Connect Express, Inc. DIP Operating Account
ACCOUNT NUMBER:                    2090002563870
PURPOSE OF ACCOUNT:                Post Petition Operating Account


Beginning Balance                                               $ 383,258.63
Total of Deposits Made                                             23,737.37
Amount of Deposits from Account Sweeps (See Note Below)           357,361.78
Amount of Receipts from Account Sweeps (See Note Below)          (357,361.78)
Amount of Cash funding Payroll Account                            (17,361.78)
Total Amount of Checks Written                                    (48,497.86)
                                                                ------------
Closing Balance                                                 $ 341,136.36
                                                                ============

Number of 1st Check Written This Period:                                             013006
Number of Last Check Written This Period:                                            013048
                                                                                     ------
Total Number of Checks Written or voided This Period:                                    42
                                                                                     ======



Note - Daily "Sweep" transfers are made from store depository sub-accounts
          (zero balance accounts) to concentration account.


                                   INVESTMENT ACCOUNTS

  Type of Negotiable        Face                Purchase            Date of
      Instrument            Value                Price              Purchase

    None

                                                 ATTACHMENT #4

                                     MONTHLY BANK ACCOUNT RECONCILIATION

Name of Debtor:  2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)



Separate sheet is required for each bank account, including all savings and investment accounts (I.e., certificates of deposits, money market accounts, stocks and bonds, etc.)

NAME OF BANK: First Union National Bank      BRANCH: Commercial Banking Broward

ACCOUNT NAME:                        2Connect Express, Inc. DIP Payroll Account
ACCOUNT NUMBER:                      2090002563883
PURPOSE OF ACCOUNT:                  Post Petition Payroll Account


Beginning Balance                                   $     (0.33)
Total of Deposits Made                                17,361.78
Total Amount of Checks Written                       (22,684.18)
Service Charges
                                                    -----------
Closing Balance                                     $ (5,322.73)          Since this is a Zero Balance account,
                                                    ===========  ---->    negative balances represent
                                                                          outstanding checks.


Number of 1st Check Written This Period:                                           1964
Number of Last Check Written This Period:                                          1974
                                                                                   ----
Total Number of Checks Written This Period:                                          10
                                                                                   ====




                               INVESTMENT ACCOUNTS

   Type of Negotiable         Face            Purchase          Date of
      Instrument             Value             Price            Purchase


    None

                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor:  2Connect Express, Inc.          Case Number:  98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)

Name of Bank: First Union National Bank      Branch: Commercial Banking Broward

Account Name:       2Connect Express, Inc. DIP Operating Account
Account Number:     2090002563870
Purpose of Account: Primary Operating Account

Account for all check numbers, including voided, lost, stopped payment, etc.

--------------------------------------------------------------------------------------------------------
   Date      Ck #              Payee                           Purpose                         Amount
--------------------------------------------------------------------------------------------------------
   8/31/98 013006   Stor All                           Rent                                 $    118.72
   8/31/98 013007   Coral CS/Ltd. Associates           Rent                                    7,376.34
   8/31/98 013008   Hancock Moving & Storage           Rent                                    1,995.00
   8/31/98 013009   Worldwide Express                  Freight                                    14.90
   8/31/98 013010   Coral Springs Improvement Dist     Utilities                                  21.00
   8/31/98 013011   Trescom International              Telephone                                 141.99
   8/31/98 013012   Fortis Life Insurance              Insurance                                  18.19
   8/31/98 013013   CellStar                           Void Check                                    --
   8/31/98 013014   Coll Davidson Carter               Legal (approved by courts)             15,583.11
    9/3/98 Debit    Merchant Fee                       Credit Card Processing                     39.95
    9/3/98 Debit    Merchant Fee                       Credit Card Processing                     15.00
    9/4/98 013015   Thomas H. Hicks                    Expenses                                  238.77
    9/4/98 013016   Renaissance Partners, LC           Rent                                    1,014.91
    9/4/98 013017   Hancock Moving & Storage           Rent                                    1,995.00
    9/4/98 013018   Worldwide Express                  Freight                                    58.00
    9/4/98 013019   BellSouth                          Telephone                                 648.26
    9/4/98 013020   Bobby Allison Cellular             Product                                 1,323.70
    9/4/98 Debit    Merchant Fee                       Credit Card Processing                     90.00
   9/11/98 Debit    Commercial Bank Fees               Bank Fees                                 449.16
   9/14/98 013021   Thomas H. Hicks                    Expenses                                   72.31
   9/14/98 013022   Renaissance Partners, LC           Utilities                                  92.72
   9/14/98 013023   Bowne of Atlanta                   Printing                                  305.28
   9/14/98 013024   PR Newswire, Inc.                  Press Releases                            135.00
   9/14/98 013025   Telecheck                          Check Processing                          112.71
   9/14/98 013026   Worldwide Express                  Freight                                    24.90
   9/14/98 013027   Broward County Rev. Collector      Store License                              45.00
   9/14/98 013028   Florida Department of Revenue      Sales Tax                                   5.27
   9/14/98 013029   Topp, Inc.                         Product                                       --
   9/28/98 013030   Thomas H. Hicks                    Expenses                                   52.72
   9/28/98 013031   Renaissance Partners, LC           Telephone                                 548.40
   9/28/98 013032   Stor All                           Rent                                      118.72
   9/28/98 013033   Coral CS/Ltd. Associates           Rent                                    7,376.34
   9/28/98 013034   American Stock Transfer Co.        Transfer Agent                            500.00
   9/28/98 013035   Hancock Moving & Storage           Rent                                    1,995.00
   9/28/98 013036   Honeywell                          Security                                  111.30
   9/28/98 013037   PR Newswire, Inc.                  Press Releases                             70.00
   9/28/98 013038   Worldwide Express                  Freight                                    74.70
   9/28/98 013039   BellSouth                          Telephone                                 262.75
   9/28/98 013040   Coral Springs Improvement Dist     Utilities                                  21.00
   9/28/98 013041   Trescom International              Telephone                                 135.52
   9/28/98 013042   Cartridge Crafter, Inc.            Supplies                                  127.09
   9/28/98 013043   Employer's Health Insurance        Insurance                                  52.34
   9/28/98 013044   Fortis Life Insurance              Insurance                                  13.60
   9/28/98 013045   Humana Health Insurance            Insurance                                 415.08
   9/28/98 013046   Kahn Carlin                        Insurance                               3,353.00
   9/28/98 013047   Sensormatic/CIT Group              Equipment Lease                           256.18
   9/28/98 013048   Renaissance Partners, LC           Rent                                    1,023.98
   10/2/98 Debit    Merchant Fee                       Credit Card Processing                     39.95
   10/2/98 Debit    Merchant Fee                       Credit Card Processing                     15.00
                                                                                            -----------
                                                                                            $ 48,497.86
                                                                                            ===========


                                  ATTACHMENT #5

                                 CHECK REGISTER

Name of Debtor:  2Connect Express, Inc.           Case Number: 98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)

Name of Bank:  First Union National Bank      Branch:Commercial Banking Broward

Account Name:        2Connect Express, Inc. DIP Payroll Account
Account Number:      2090002563883
Purpose of Account:  Payroll Account

Account for all check numbers, including voided, lost, stopped payment, etc.



----------------------------------------------------------------------------------------------------
        Date    Ck #                Payee                      Purpose                       Amount
----------------------------------------------------------------------------------------------------
       9/4/98   1964          Hicks, Thomas                      Net Pay                  $ 3,554.96
       9/4/98   1965          Bolden, Maria                      Net Pay                      937.41
       9/4/98   1966          Chalfant, Christopher              Net Pay                      277.05
       9/4/98   1967          Kinsey, Jeanine                    Net Pay                      800.47
       9/4/98  Debit          ADP Taxes                       Payroll Taxes                 1,078.19
       9/4/98  Debit          ADP Fees                      Payroll Processing                 60.00
      9/18/98   1968          Hicks, Thomas                      Net Pay                    5,369.42
      9/18/98   1969          Bolden, Maria                      Net Pay                      937.43
      9/18/98   1970          Chalfant, Christopher              Net Pay                      461.75
      9/18/98   1971          Kinsey, Jeanine                    Net Pay                      800.47
      9/18/98  Debit          ADP Taxes                       Payroll Taxes                 1,957.38
      9/18/98  Debit          ADP Fees                      Payroll Processing                 61.50
      10/2/98   1972          Hicks, Thomas                      Net Pay                    4,080.56
      10/2/98   1973          Bolden, Maria                      Net Pay                      325.00
      10/2/98   1974          Kinsey, Jeanine                    Net Pay                      855.34
      10/2/98  Debit          ADP Taxes                       Payroll Taxes                 1,065.75
      10/2/98  Debit          ADP Fees                      Payroll Processing                 61.50
                                                                                        ------------
                                                                                        $  22,684.18
                                                                                        ============


                                  ATTACHMENT #6

                               MONTHLY TAX REPORT

Name of Debtor:   2Connect Express, Inc.          Case Number: 98-20169-BKC-RBR

For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)

                      TAXES PAID DURING THE MONTH (PERIOD)
 Report all post-petition taxes paid directly or deposited into the tax account.



   Date        Bank or Payee                    Description                                                      Amount
   ----        -------------                    -----------                                                      ------
    9/14/98    Florida Department of Revenue   Consolidated Sales Tax Return for August, 1998                 $    5.27
     9/4/98    IRS and Fla Dept of Rev         PR taxes deposited by ADP                                       1,078.19
    9/18/98    IRS and Fla Dept of Rev         PR taxes deposited by ADP                                       1,957.38
    10/2/98    IRS and Fla Dept of Rev         PR taxes deposited by ADP                                       1,065.75
                                                                                                              ---------
                                                                                                              $4,106.59
                                                                                                              =========




                               TAXES OWED AND DUE

Report all unpaid post-petition taxes including Federal and State withholding FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed: See Above


Name of Taxing                    Date Pmt.
 Authority                           Due                           Description                             Amount
---------------                   ---------                        -----------                             ------
Florida Department of Revenue     10/20/98       Consolidated Sales Tax Return for September, 1998         $ 73.12



                                  ATTACHMENT #7

                    SUMMARY OF OFFICER OR OWNER COMPENSATION

                  SUMMARY OF PERSONNEL AND INSURANCE COVERAGES


Name of Debtor: 2Connect Express, Inc.            Case Number: 98-20169-BKC-RBR


For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)

Report all compensation received during the period. Do not include reimbursement for expenses incurred for which you have receipts.


   Officer or Owner Name                                      Title                          Amount
                                                                                              Paid
Thomas H. Hicks (Resigned as officer effective 8-27-98)  Interim General Manager           $ 15,505.00 *


           *  Three pay periods in the fiscal month of September (6 weeks).


                               PERSONNEL REPORT                  STORE                  CORPORATE            TOTAL
                                                         ----------------------   ----------------------
                                                         FULL TIME    PART TIME   FULL TIME    PART TIME

Number of Employees at Beginning of Period                       -         -           -             3          3
Number Hired during Period                                       -         -           -             -          -
Number Terminated or Resigned during Period                      -         -           -            (1)        (1)
                                                           -------   -------     -------       -------     ------
Number of Employees on payroll at end of Period                  -         -           -             2          2
                                                           =======   =======     =======       =======     ======



                               CONFIRMATION OF INSURANCE

List all policies of insurance in effect, including but not limited to worker's compensation, liability, fire, theft, comprehensive, vehicle, health and life.


                                         Agent &             Policy                      Type of                Expiry    Premium
 Carrier                                 Phone #             Number                      Coverage                 Date    Due Date
 -------                                 -------             ------                      --------                 ----    --------
Agricultural Excess & Surplus  Kahn-Carlin & Company, Inc   NSP2108136       Directors & Officers Liability    (See Note)  Paid
                                Roy Fabry
                                Telephone (954) 767-6066
Reliance Insurance Company     Kahn-Carlin & Company, Inc   QB8615829        Commercial Application,           10/9/98    Monthly
                                                                             Property, General Liability,
                                                                             Business Auto, Garage & Dealers,
                                                                             Crime, Umbrella

Kemper-American Motorists Ins. Kahn-Carlin & Company, Inc   3BG01594400      Workers Compensation              10/9/98    Monthly

CAN                            Kahn-Carlin & Company, Inc   0000685C         Employment Related Prac Liab      9/11/98     Paid

Humana, Inc.                   Humana, Inc.                 Group #133739    Employee Health and Life          9/30/98    Monthly
                                Stacey Granger
                                Phone (800) 442-5555




Directors & Officers Liability Insurance is being funded by Directors and Officers directly, and not being paid for by the Company.

ATTACHMENT #8
SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
For the Period Beginning August 30, 1998 and Ending October 3, 1998 (fiscal month per books)


On September 1, 1998, the Company filed an 8-K report with the Securities and Exchange Commission, containing the Press Release information from August 28, 1998 and, as an Exhibit, the Agreement by and between the Company and Sterne, Agee dated August 27, 1998. The contents of this 8-K report are outlined below.

The Company issued a press release on August 28, 1998 announcing that it entered into an agreement with Sterne, Agee and Leach, Inc., whereby Sterne Agee will, as of the effective date of the Plan of Reorganization of 2Connect filed with the U.S. Bankruptcy Court, Southern District of Florida, acquire out of bankruptcy 100% of the equity interests of 2Connect and 2Connect will retain the Coral Square store lease and certain store fixtures. In consideration for such acquisition, Sterne Agee will make a new value contribution to the bankruptcy estate for the benefit of 2Connect's creditors in the amount of $175,000 which funds are currently in escrow. To effect this transaction and in accordance with the Plan of Reorganization, as amended on August 7, 1998, upon the Effective Date, all of the current and existing Common Stock of 2Connect will be forever extinguished and canceled and 2Connect will issue new shares of Common Stock to Sterne Agee which shall constitute 100% of the issued and outstanding shares. The Bankruptcy Court scheduled a hearing to confirm the Plan of Reorganization for October 14, 1998. The Effective Date is to occur 10 days after confirmation of the Plan of Reorganization.

Also pursuant to the terms of the Agreement, and effective August 27, 1998, all of the members of the Board of Directors, except for Marc D. Fishman, resigned from the Board of Directors and Mr. Fishman, as sole remaining director, and, in accordance with the Bylaws of 2Connect, appointed James S. Holbrook, Jr., Craig
R. Heyward and F. Eugene Woodham, each of whom are employees of Sterne, Agee, to fill three of the vacancies. The Board of Directors has further resolved to appoint James S. Holbrook, Jr. as the Chairman of the Board and, in accordance with the Bylaws of 2Connect, to designate that the Chairman of the Board is the Chief Executive Officer of the Corporation.

The Company filed an 8-K report with the Securities and Exchange Commission on September 23, 1998 announcing that on September 15, 1998, the Company filed with the U.S. Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period August 2, 1998 to August 29, 1998.

On October 7, 1998, the Company filed an Amendment to the Debtor's Monthly Financial Report (Business) for the period August 2, 1998 to August 29, 1998 reclassifying the Stern Agee new value payment from cash in escrow to Accounts Receivable.